UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 9, 2005

Safeguard Scientifics, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

1-5620	23-1609753

(Commission File Number)	(IRS Employer Identification No.)

800 The Safeguard Building
435 Devon Park Drive
Wayne, PA	19087

(Address of Principal Executive Offices)	(Zip Code)

610-293-0600

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition

On March 10, 2005, Safeguard Scientifics, Inc. (“Registrant”) issued a press release setting forth Registrant’s financial information for the fourth quarter and year ended December 31, 2004. A copy of Registrant’s press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 9, 2005, the Registrant’s president and chief executive officer, Anthony L. Craig, notified the Board of Directors of his intention to retire and his decision to resign upon the commencement of employment of a new president and chief executive officer. A copy of Registrant’s press release dated March 10, 2005 is attached hereto as Exhibit 99.2 and hereby incorporated by reference.

ITEM 9.01. Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release of Safeguard Scientifics, Inc. dated March 10, 2005 Announcing 2004 Fourth Quarter and Full-Year Results

99.2	Press Release of Safeguard Scientifics, Inc. dated March 10, 2005 Announcing Chief Executive Officer Plans to Retire

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safeguard Scientifics, Inc.
Dated: March 10, 2005	By:	STEVEN J. FEDER
Steven J. Feder
Senior Vice President and General Counsel

Exhibit Index

99.1	Press Release of Safeguard Scientifics, Inc. dated March 10, 2005 Announcing 2004 Fourth Quarter and Full-Year Results

99.2	Press Release of Safeguard Scientifics, Inc. dated March 10, 2005 Announcing Chief Executive Officer Plans to Retire